Exhibit 10.8

PROMISSORY NOTE

FOR INTEREST ACCRUED ON OUTSTANDING DEBT, CyPost Corporation, ("the Payer") of 900-1281 West Georgia Street, Vancouver, British Columbia, Canada V6E 3J7, promises to pay to or to the order of Bayshore Trading LTD., LTD. U.S., ("the Payee") of Shirley House, 50 Shirley Street, P.O. Box N-8426, Nassau, Bahamas the sum of SEVENTY THREE THOUSAND NINE HUNDRED FIFTY EIGHT UNITED STATES DOLLARS and THIRTY CENTS ($73,958.30) being due and payable ON DEMAND BY BAYSHORE TRADING LTD., LTD U.S. IN WRITING.

CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payer and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the monies owed hereunder after the same shall become due and -payable under the laws of the Common Wealth of the Bahamas. Dated at Vancouver, B.C. this 19th day of June 2001.

CyPost Corporation

/s/ Robert Sendoh
-----------------
Robert Sendoh
Chairman of the Board
CyPost Corporation



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PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payer") of 900-1281 West Georgia Street, Vancouver, British Columbia, Canada V6E 3J7, promises to pay to or to the order of Kelly Shane Montalban, ("the Payee") of P.O. Box 700, Lions Bay, British Columbia, Canada the sum of ONE MILLION THREE HUNDRED TWO THOUSAND FOUR HUNDRED NINETY SIX UNITED STATES DOLLARS and THIRTY CENTS ($1,302,496.30) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY KELLY SHANE MONTALBAN IN WRITING.

CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payer and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the monies owed hereunder after the same shall become due and payable under the laws of the Province of British Columbia, Canada.
Dated at Vancouver, B.C. this 19th day 0f June 2001.

CyPost Corporation

/s/ Robert Sendoh
-----------------
Robert Sendoh
Chairman of the Board
CyPost Corporation


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